Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
Totals
205,498.33 14,529,473.12
1.89930985 77.42694280
Certificate
n/a 0.000000% 0.00 14,619,273.04 205,498.33 0.00 0.00
189,930.99 7,742,694.28
Factors per Thousand 79.21633555 0.10991710 1.78939275
7,921,633.55 10,991.71 178,939.28 0.00
A-II-2
92975RAC2 1.561000% 100,000,000.00
Ending
Factors per Thousand
Certificate
Rate
Class
Factors per Thousand
0.573750%
A-II-1
A-I-1
92975RAA6
92975RAB4 0.573750%
Cusip
79.21633557
Original
Certificate
Balance
400,000,000.00
0.04040033
Distribution Summary
750,000,000.00
Beginning
Certificate
Balance
30,191,165.74
75.47791435
59,412,251.68
1.29595740
1,342,044.56
Interest
15,397.49
0.03849373
30,300.25
1.78939275
Unpaid
Principal
Amount
0.00
0.00
Principal
518,382.96
Total
Distribution
533,780.45
1.33445113
1.82979309
Balance
74.18195695
58,070,207.11
77.42694281
Certificate
29,672,782.78
1,250,000,000.00
97,525,050.97
262,187.78
2,039,366.80
0.00
2,301,554.58
95,485,684.17
1,372,344.81
- Page 1 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
* The Rapid Amortization Tranche does not affect the bond distribution.
Totals
-27,000.00
1,121,740.75
38,079,460.47
0.00
36,957,719.72
-261,448.42
1,410,189.17
38,079,460.47
Total
Excluded*
n/a n/a 0.00 36,957,719.72 -261,448.42 1,410,189.17 -27,000.00 1,121,740.75
26,035,419.92
Pool II
Excluded*
n/a n/a 0.00 25,515,108.58 -218,440.64 738,751.98 0.00 520,311.34
12,044,040.55
Pool I
Balance
Excluded*
n/a n/a 0.00 11,442,611.14 -43,007.78 671,437.19 -27,000.00 601,429.41
Ending
Tranche
Cusip
Rate
Balance
Balance
Payments
Draws
Losses
Distribution
Amortization
Original
Beginning
Total
Excluded Balance
Rapid
- Page 2 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
Bond Interest Information
Type of
Certificate
Senior/Variable
Senior/Variable
Senior/Auction
Residual
* Original Ratings of the Offered Certificates per the Prospectus Supplement dated June 25, 2003
92975RAC2
n/a
WAC Rate
Class Net
10.97215%
LIBOR/Auction
0.31375%
0.31375%
1.56100%
- - -
32/360 n/a
n/a
n/a
Class
S & P
Fitch
Original Rating* Original Rating* Original Rating
A-I-1
A-II-1
A-II-2
Certificate
Moody's
9.29229%
Accrual
10.97215%
Aaa AAA
Aaa AAA
Aaa AAA
- - -
Cusip
92975RAA6
92975RAB4
Period
32/360
32/360
- Page 3 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
Bond Interest Information
Class
A-II-1
A-II-2
15,397.49 A-I-1
Current
Carryforward Paid
Current
Outstanding
Current
Cusip
Interest Due
Interest Carryforward
Interest Carryforward
92975RAA6 0.00 0.00
92975RAB4 30,300.25 0.00 0.00
92975RAC2 10,991.71 0.00 0.00
0.00
0.00
0.00
- Page 4 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
Interest
Interest Collected
(Additional Balance Interest)
(Relief Act Shortfalls)
Total Interest Collected
Principal
Principal Collected
Net Liquidation Proceeds
Substitute Adjustment Amount
Other Principal Collected
(Additional Balance Increase)
(Draw Amounts)
Total Principal Collected
Additional Funds
Additional Funds from the Funding Account
Draws from the Policy
Yield Maintenance Payment
Total Additional Funds Collected
Total Available Collections
2,039,366.80
0.00
0.00
0.00
0.00
0.00
321,105.22
0.00
0.00
0.00
2,039,366.80
0.00
0.00
0.00
518,382.96
0.00
0.00
627,015.91
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,733,456.11
108,632.95
0.00
0.00
108,632.95
518,382.96
0.00
0.00
0.00
212,472.27
1,520,983.84
0.00
0.00
0.00
Pool I
Pool II
Total
212,472.27 321,105.22
0.00
1,520,983.84
0.00
0.00
0.00
2,360,472.02
Collection Activity
0.00
- Page 5 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
Beginning Collateral Balance
Ending Collateral Balance
Current Liquidation Loss Amounts
Cumulative Liquidation Loss Amounts
Gross WAC
WAM
AGE
Gross CPR
Net CPR
Draw Rate
Collateral Balance
Number of Loans
Gross WAC
WAM
Overcollateralization Target Amount
Beginning Overcollateralization Amount
Ending Overcollateralization Amount
Overcollateralization Increase
Overcollateralization Decrease
Pool I
Collateral Information
231
5,368,570.28
5,458,370.20
0.00
89,799.92
708,648.55
3.373%
Periodic Information
Pool II
Total
35,649,535.94
35,041,353.06
159
72
16.119%
-
89,799.92
76,494,788.07
74,973,804.23
0.00
4,158,822.26
3.355%
155
77
21.416%
-
-
-
112,144,324.01
110,015,157.29
89,799.92
4,867,470.81
3.361%
19.767%
-
-
Original Information
14,541
4.273%
232
1,250,033,330.44
23,842
4.274%
850,033,296.68 400,000,033.76
9,301
4.276%
0.00
14,619,273.04
14,529,473.12
0.00
89,799.92
9,160,902.84
9,160,902.84
0.00
8,266,609.83 2,559,122.86 5,707,486.97
Overcollateralization Information
- Page 6 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
Funding Account
Beginning Balance
Interest Earnings
Deposits
Withdrawals
Interest Earnings to Collection Account
Ending Balance
Additional Account Activity
Pool I
Pool II
Total
0.00
0.00 0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
- Page 7 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
437,344.08 7
$
%
$
#
#
3 163,534.82
0 0.00
2
7
25,342.23
19
429,100.72
961,952.96
56,348.74
13,817.19
2
1
%
1.248%
2.745%
0.000%
0.161%
0.039%
0.072%
1.225%
0.00 0
%
0.467%
0.000%
Pool I
Delinquency Information
- Page 8 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
Delinquent:
30-59 Days
60-89 Days
90-119 Days
120-149 Days
150-179 Days
180+ Days
Total
Foreclosure:
REO:
* Foreclosures are included in the delinquency totals
#
$
%
5 372,941.48
Delinquency Information
Pool II
0.497%
2 71,867.02 0.096%
1 101,145.86 0.135%
2 115,790.41 0.154%
1 86,700.00 0.116%
13 1,587,509.11 2.117%
24 2,335,953.88 3.116%
#
$
%
13 1,501,469.46 2.003%
#
$
%
0 0.00 0.000%
- Page 9 -
Wachovia Asset Securitization Issuance, LLC
Series 2003-HE2
Statement to Securityholders
Distribution Date: 07/27/09
3 Largest Mortgage Loan Balances
Servicing Fee Additional Balances created during the first
Enhancer Premium Rapid Amortization Period
Indenture Trustee Expenses Additional Balance Increase Amount payable
Paying Agent Expenses
to Certificateholders
Additional Balance Increase Amount payable
Total Fees
from Principal Collections
Condition 1 in effect?
Condition 2 in effect?
Condition 3 in effect?
Cumulative Liquidation Loss Amount %
Cumulative Subsequent Mortgage Loans
Deficiency Amount
Draws from Policy not yet Reimbursed
Revolving (Yes / No) Net Excess Spread
Managed Amortization (Yes / No) Net Excess Spread % - Current
Rapid Amortization (Yes / No)
Net Excess Spread % - 2 mth avg
Net Excess Spread % - 3 mth avg
Percentage Interest - Class A-I-1
Percentage Interest - Class A-II-1
Percentage Interest - Class A-II-2
Stepdown Date Active (Yes / No)
Stepdown Delinquency Test Met? (Yes / No)
Servicer Termination Trigger Active (Yes/No)
0.00
9.559%
9.704%
31.076%
0.00
802,665.78
60.816%
Additional Reporting Items
Pool I
Pool II
8,416.74
Additional Information
Fees
3,689,868.06
0.00
No
Yes
9.259%
14,853.97
3,773.90
0.00
0.00 0.00
31,872.83
0.00
40,289.57
Amortization Period
18,627.87
No
0.00
No
Yes
Yes
Yes
No
No
0.389%
0.00
0.00
8.109%
- Page 10 -